SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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OMI Corporation
_________________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OMI CORPORATION • One Station Place • Stamford, CT 06902

March 15, 2006

Dear Stockholder:

     You are cordially invited to attend the 2006 annual meeting of OMI Corporation stockholders to be held at One Station Place, Stamford, Connecticut 06902, on Thursday, April 27, 2006 at 9:00 a.m.

     Matters to be considered and acted upon by our stockholders include the election of directors, the approval of the OMI Corporation Incentive Compensation Plan and the ratification of the appointment of OMI Corporation’s independent registered public accounting firm. These matters and the procedures for voting your shares are discussed in the accompanying Notice of Annual Meeting and Proxy Statement.

     The vote of every stockholder is important regardless of the number of shares owned. Accordingly, your prompt cooperation in signing, dating, and mailing the enclosed proxy will be appreciated.

CRAIG H. STEVENSON, JR.
Chairman of the Board
and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
OF OMI CORPORATION TO BE HELD ON
APRIL 27, 2006
_______________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OMI Corporation will be held at One Station Place,
Stamford, CT 06902, on Thursday, April 27, 2006, at 9:00 a.m. (Eastern Daylight Savings Time), for the following purposes:

(1)	To elect two directors (Class II) for a three-year term, each to hold office until his successor shall be duly elected and qualified;

(2)	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of OMI Corporation and subsidiaries for the year ending December 31, 2006;

(3)	To approve the OMI Corporation 2006 Incentive Compensation Plan; and

(4)	To consider and act on such other business as may properly come before the meeting.

       The Board of Directors has fixed the close of business on March 10, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

       A complete list of the stockholders entitled to vote at the meeting will be located at the offices of OMI Corporation, One Station Place, Stamford, Connecticut, at least 10 days prior to the meeting.

By Order of the Board of Directors

FREDRIC S. LONDON
Secretary

Stamford, Connecticut
March 15, 2006

IMPORTANT

     PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED STAMPED, ADDRESSED ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED.

TABLE OF CONTENTS

Proxy Statement	1
About The Meeting	1
Security Ownership of Certain Beneficial Owners	3
Election of Directors—Proposal No. 1	4
Governance of The Company	5
Profile of Directors	6
Certain Transactions and Business Relationships	7
Committees of The Board	7
Report of The Audit Committee	7
Report of The Nominating/Corporate Governance Committee	8
Report of The Compensation Committee	9
Compensation Committee Interlocks and Insider Participation	11
Corporate Code of Ethics	11
Director Compensation	11
Executive Compensation	12
Employment Contracts	13
Option Grants—2005	14
Option Exercises—2005	14
Equity Compensation Plans	14
Comparative Performance Graph	15
Independent Registered Public Accounting Firm Fee Information	16
Pre-Approval Policy	16
Approval of Independent Registered Public Accounting Firm—Proposal No. 2	17
Approval of OMI Corporation 2006 Incentive Compensation Plan—Proposal No. 3	17
Contacting Directors	24
Section 16(a) Beneficial Ownership Reporting Compliance	24
Other Matters	25
Shareholder Proposals	25
Appendix 1—Audit Committee Charter
Exhibit A—OMI Corporation 2006 Incentive Compensation Plan

PROXY STATEMENT

     The following statement is submitted to stockholders in connection with the solicitation of proxies for the Annual Meeting of Stockholders of OMI Corporation (“OMI’’ or the “Company’’) to be held April 27, 2006. OMI’s corporate headquarters is located at One Station Place, Stamford, Connecticut 06902. The Annual Meeting will be held at One Station Place, Stamford, CT 06902.

ABOUT THE MEETING

Why am I receiving these materials?

     We sent this proxy statement and the enclosed proxy card to you because the Board of Directors of OMI is soliciting your proxy to vote at the 2006 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting, and OMI requests that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     The Company intends to mail this proxy statement and accompanying proxy card on or about March 20, 2006 to all stockholders of record entitled to vote at the Annual Meeting.

     All proposals require a plurality of shares present at the meeting in person or by proxy and entitled to vote.

Who can vote at the Annual Meeting?

     Only stockholders of record at the close of business on March 10, 2006 will be entitled to vote at the Annual Meeting. On the record date, there were approximately 71,061,791 shares of common stock outstanding and entitled to vote. The holders of outstanding common stock are entitled to one vote per common share held.

     As of March 10, 2006 there were 2,181 holders of record and, additionally, approximately 40,476 beneficial stockholders.

     Stockholder of Record: Shares Registered in Your Name

     If on March 10, 2006 your shares were registered directly in your name with OMI’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, OMI urges you to fill out and return the enclosed proxy card.

     Beneficial Owner: Shares Registered in the Name of a Broker or Bank

     If on March 10, 2006 your shares were held electronically in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You may do so by filling out and returning the enclosed proxy card. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. If you do not vote, your broker is permitted to vote your shares for the election of the nominees and for the ratification of Deloitte & Touche LLP. Your broker cannot vote your shares for or against the OMI Corporation 2006 Incentive Compensation Plan unless directed by you.

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What am I voting on?

     There are three matters scheduled for a vote:

  Election of two Class II directors to hold office until the 2009 Annual Meeting of Stockholders;
  Ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2006.
  Approval of the OMI Corporation 2006 Incentive Compensation Plan.

     How do I vote?

     You may either vote “For” all the nominees to the Board of Directors or you may withhold votes for any nominee you specify. For any other matter to be voted on, you may vote “For” or “Against” or abstain from voting. If no specification is made, the proxies will be voted FOR the nominees as directors, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and, if your shares are registered in your name, FOR the approval of the OMI Corporation 2006 Incentive Compensation Plan. The procedures for voting are fairly simple:

     Voting by Proxy

     You may vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, OMI urges you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy. A shareholder giving a proxy may revoke it at any time prior to its exercise by delivering to our Secretary a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting his or her shares in person.

     Attendance and Voting at the Annual Meeting

     If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy. If you own shares in street name, you may attend the Annual Meeting but in order to vote your shares at the meeting you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan to attend the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described above.

     The solicitation of the proxy enclosed with this Proxy Statement is made by and on behalf of the Board of Directors of OMI. The cost of this solicitation will be paid by OMI. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, form of proxy and Proxy Statement, which are enclosed. The solicitation will be conducted principally by mail, although directors, officers and employees of OMI and its subsidiaries (at no additional compensation) may solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals and OMI will reimburse such persons for their expenses in so doing. OMI is also retaining Investor Com, Inc. to solicit proxies and will pay it a fee of $6,500.

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Security Ownership of Certain Beneficial Owners and Management of OMI

     The following table sets forth, as of March 10, 2006, certain information with respect to (i) each person known to OMI to be the beneficial owner of more than five percent (5%) of OMI’s Common Stock, which is the only class of outstanding voting securities, (ii) each director, (iii) each of certain executive officers, (iv) the Board Nominees and (v) all directors and all executive officers as a group:

Name and Address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Ownership (1)	of Class

FMR Corp.	11,494,800	16.2 (2)
82 Devonshire Street
Boston, MA 02109

Freiss Associates LLC	5,000,000	7.0
115 E. Snow King
Jackson, WY 83001

Craig H. Stevenson, Jr. (3)	792,197	1.1
Robert L. Bugbee (4)	599,914	*
Kathleen C. Haines (5)	185,318	*
Fredric S. London (6)	409,830	*
Cameron K. Mackey (7)	56,711	*
James Hood (8)	100,752	*
Michael Klebanoff (9)	539,826	*
James D. Woods (9)	50,461	*
Donald C. Trauscht (9)	58,861	*
Philip J. Shapiro (10)	65,861	*
All directors, nominees and executive officers as a group (10 persons)	2,850,735	4.0

*	Represents holdings of less than one percent.

(1)	Includes all shares with respect to which each person, executive officer or director directly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct voting of such shares or to dispose or to direct the disposition of such shares. With respect to non-employee directors, includes shares that may be purchased under currently exercisable stock options and with respect to executive officers and non-employee directors, includes shares held under the OMI Corporation Savings Plan and the OMI Corporation Executive Savings
Plan and restricted shares awarded on July 2, 2001, April 3, 2002, September 12, 2003, September 25, 2003, September
30, 2003, June 9, 2004, December 1, 2004 and May 19, 2005 pursuant to the OMI Corporation 2001 Restricted Stock
Plan and the OMI Corporation 2003 Stock Incentive Plan (the “Restricted Stock Award Plans”). For a description of certain of the Restricted Stock Awards, see footnote 3 under Summary Compensation Table on page 12.

(2)	According to a Schedule 13G filed on February 14, 2006, FMR-related entities beneficially owned, in the aggregate,
11,494,800 common shares as of December 31, 2005 (excluding 933,769 shares into which certain of our debentures could be converted if certain conditions were met). The 11,494,800 common shares constituted 15.5% of our outstanding shares as of December 31, 2005, and 16.1% of our outstanding shares as of the March 10, 2006 record date.

(3)	Includes 2,100 shares held in a corporation in which the executive has no interest but his spouse owns a 50% interest, and 489,516 restricted shares.

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(4)	Includes 1,000 shares owned by his spouse and 315,321 restricted shares.

(5)	Includes 158,133 restricted shares.

(6)	Includes 24,000 shares owned by his children and 158,133 restricted shares.

(7)	Includes 56,711 restricted shares.

(8)	Includes options to purchase 30,000 shares and 30,861 restricted shares.

(9)	Includes 30,861 restricted shares.

(10)	Includes options to purchase 30,000 shares and 30,861 restricted shares.

ELECTION OF DIRECTORS—PROPOSAL NO. 1

     Pursuant to OMI’s Articles of Incorporation and By-Laws, the Board of Directors of OMI is divided into three classes as set forth in the following table. Each class consists of three directors. Each of Class II and Class III has one vacancy which is not proposed to be filled at this time. The directors in each class hold office for staggered terms of three years. The two Class II directors, Messrs Craig H. Stevenson, Jr. and James D. Woods whose present terms expire in 2006, are being proposed for new three year terms (expiring in 2009) at this Annual Meeting. Mr. Stevenson was elected by the then current shareholder of the Company (then OMI Corp. and now known as Marine Transport Corporation and referred to herein as “Old OMI”) prior to the Company being spun off to Old OMI’s shareholders on June 17, 1998 (the “Spin-off”) and Mr. Woods was elected director on the day of the Spin-off. Both have been re-elected by the stockholders of the Company, most recently on May 22, 2003.

     The nominees in Class II are willing to serve as directors, but if any nominee becomes unable to serve prior to the Annual Meeting, the persons named as Proxies have discretionary authority to vote for a substitute nominee named by the Board of Directors, or the Board of Directors may reduce the number of directors to be determined and elected.

     The Board of Directors recommends a vote in favor of the election of the nominees for directors.

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The following table sets forth certain information regarding the members of, and nominees for the Board of Directors:

		Class and
		Year in		First
Name and Other		Which Term	Principal	Became a
Information	Age	Will Expire	Occupation	Director

NOMINEES FOR ELECTION AT THE 2006 ANNUAL MEETING

Craig H. Stevenson, Jr.	52	Class II	Chairman of the Board and Chief	1/15/98
		2009	Executive Officer of OMI Corporation

James D. Woods	74	Class II	Chairman Emeritus and Retired Chief	6/17/98
		2009	Executive Officer of Baker Hughes Inc.

DIRECTORS WHOSE TERMS CONTINUE

Michael Klebanoff	85	Class III	Private investor; Chairman Emeritus of	6/17/98
		2007	OMI Corporation

Donald C. Trauscht	72	Class III	Chairman, BW Capital Corporation	12/01/00
		2007

Robert Bugbee	45	Class I	Chief Operating Officer and	1/15/98
		2008	President of OMI Corporation

James N. Hood	71	Class I	Self employed; former President and Chief	6/17/98
		2008	Executive Officer of Teekay Shipping Corporation

Philip J. Shapiro	53	Class I	President and Chief Executive Officer of	4/03/02
		2008	Liberty Maritime Corporation

GOVERNANCE OF THE COMPANY

     Our business, property and affairs are managed by its officers, under the direction of the Board of Directors pursuant to the Business Corporations Act of the Republic of the Marshall Islands and our by-laws. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer, the President and the Senior Vice Presidents, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     During 2005, there were five Board of Directors’ meetings of the Company. All directors attended at least four of the meetings. The Company encourages, but does not require, directors to attend the annual meeting of stockholders. All directors attended the 2005 annual meeting.

     We have been continuing our review of our corporate governance policies and practices. This review includes a comparison of our current policies and practices to those suggested by authorities active in corporate governance and practices of other public companies. Based upon this review we have adopted and we expect to adopt in the future any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. We believe we are in compliance with all current requirements of the Sarbanes-Oxley Act of 2002 and of the New York Stock Exchange. We will adopt changes, as appropriate, to maintain such compliance.

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Profile of Directors

     Craig H. Stevenson Jr. was appointed President and Chief Executive Officer of the Company in 1998 and was elected Chairman of the Board of Directors that year. Mr. Stevenson was President until January 25, 2002 when Mr. Robert Bugbee was promoted from Executive Vice President to President of the Company. Mr. Stevenson had been Chief Executive Officer of Old OMI from January 1997 and was President of Old OMI from November 1995 to June 1998.

     James D. Woods is Chairman Emeritus of Baker Hughes Inc., one of the largest companies in the oil-services industry, and worked for its predecessor from 1955 to 1997. From January 1989 until January of 1997 Mr. Woods was Chairman of the Board and Chief Executive Officer of Baker Hughes Inc. Mr. Woods is also a director of National Oilwell Varco Inc., Esco Technologies, Inc., USEC, Inc., and Foster Wheeler, Ltd.

     Michael Klebanoff is a private investor. He was President of Old OMI from 1969 to 1983 and was Chairman of the Board of Old OMI from 1983 until November 1995.

     Donald C. Trauscht has been Chairman, BW Capital Corporation since 1966. From 1967 to 1995, Mr. Trauscht held a number of positions at Borg Warner Corporation, including Chairman and Chief Executive Officer. Mr. Trauscht is a director of Esco Technologies, Inc. and Bourns, Inc.

     Robert Bugbee was elected President effective January 25, 2002. He was previously elected Executive Vice President effective January 1, 2001, Director and Senior Vice President in 1998 and Chief Operating Officer in March 2000. He was Senior Vice President of Old OMI from August 1995 to June 1998. Mr. Bugbee joined Old OMI in February 1995.

     James N. Hood is self employed. He was President and Chief Executive Officer of Teekay Shipping Corporation from 1992 to 1998, Director of Teekay Shipping Corporation from 1993 to 1998 and consultant to Teekay Shipping Corporation from 1998 to 2000. In addition to his 34 years of shore service in various senior management positions, Captain Hood served at sea for 19 years, including four years of command experience.

     Philip J. Shapiro has been President and Chief Executive Officer of Liberty Maritime Corporation, the largest privately held independent operator of U.S. flag dry bulk vessels and which also operates international flag dry bulk vessels, since 1988.

Independent Directors

     The Board of Directors has determined affirmatively that all of the current directors and nominees for directors, except Mr. Stevenson and Mr. Bugbee, have no relationship with the Company other than in their roles as directors and are “independent” for purposes of the New York Stock Exchange listing standards and rules implementing the Sarbanes-Oxley Act of 2002. The Company has had the following committees: Audit, Compensation and Nominating/Corporate Governance. All members of those committees qualify as independent as defined above. The Company established an Executive Committee during 2005 to act as and for the Board of Directors in intervals between meetings of the Board of Directors when expeditious action of the Board of Directors is necessary. There has been no Executive Committee meeting since its formation. The Chairman and two independent directors are members of the Executive Committee.

Presiding Director

     Since 2002, the Company has had a Presiding Director, whose primary responsibility is to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. The Presiding Director also advises the Chairman of the Board with respect to agendas and information requirements relating to Board and committee meetings and performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The non-management members of the Board of Directors have designated James

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D. Woods to serve in this position until the Board meeting next following the 2006 annual meeting of stockholders. During 2005, the non-management directors met three times, without management being present with Mr. Woods presiding.

Certain Transactions and Business Relationships

     No current director, nominee for director or officer or immediate members of their families nor any 5% shareholder had any business relationship with the Company in 2005 other than in a capacity as officer or director.

Committees of the Board

     The Audit Committee, comprising Messrs. Trauscht (Chairman), Shapiro and Klebanoff, performs functions traditionally performed by audit committees and those now required by the New York Stock Exchange and applicable law, including engaging the independent registered public accounting firm to be appointed by the Company, reviewing the results of each year’s audit and each quarter’s financial results, evaluating any recommendations the independent registered public accounting firm may propose with respect to the Company’s internal controls and procedures and overseeing the responses made to any such recommendations. In 2005, the Audit Committee met eight times for the purpose of reviewing quarterly and annual financial results and reports, audit procedures and inquiring into financial, legal, and other matters. All members attended at least six of the meetings. The Compensation Committee, comprising Messrs. Shapiro (Chairman) and Woods, reviews and determines the compensation of the Company’s executives and makes recommendations to the Board with respect to incentive compensation plans and equity-based plans for senior management, and evaluates and makes recommendations to the Board in respect of director compensation. The Compensation Committee met three times in 2005 for the purpose of reviewing overall compensation and employee benefit practices and programs. Both members attended all meetings. The Nominating/Corporate Governance Committee, comprising Messrs. Woods (Chairman), Hood and Trauscht identifies and recommends individuals qualified to become members of the Board of Directors to fill vacancies on the Board, recommends the director nominees for the next annual meeting of stockholders and develops and recommends to the Board a set of corporate governance principles applicable to the Company. In 2005, the Nominating/Corporate Governance Committee met three times for the purpose of reviewing the Company’s corporate governance policies and practices and recommending the Class I Directors to be elected at the 2005 annual meeting. All members attended at least two of the meetings. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he was a member.

Report of the Audit Committee

     The functions of the Audit Committee of OMI Corporation are to engage the independent registered public accounting firm of the Company, review the Company’s financial statements and reporting, the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements, the performance of its audit and internal functions and its compliance with legal and regulatory requirements and to assess the areas of risk in the Company’s business and the manner of dealing with those risks. The Board has determined that Donald Trauscht and Michael Klebanoff meet the requirements and qualify as “audit committee financial experts” as defined in the final rules implementing the Sarbanes-Oxley Act of 2002, based upon their experience as chief executive officers (and in Mr. Trauscht’s case, chief financial officer) of other companies. All members meet the New York Stock Exchange standards with respect to having accounting or related financial management expertise. The Board has adopted a written charter setting out the organizational parameters, role and responsibility of the Audit Committee and the audit related functions in more detail. A copy of the committee’s charter is attached to this Proxy Statement as Appendix 1 and can also be viewed on our website at http://www.omicorp.com and is available in print to any shareholder who requests it.

     In performance of its functions, the committee reviewed the audited financial statements for the year 2005, including the Management Discussion and Analysis, discussed the statements with management and with Deloitte & Touche LLP, the

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Company’s external independent registered public accounting firm, both with and without management present and received from, reviewed and discussed with Deloitte & Touche, a letter regarding the responsibilities of the independent registered public accounting firm, which letter and discussion included the items required by Independence Standards Board Standard No. 1 and Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee also discussed with the Company’s senior management and independent registered public accounting firm the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission. It reviewed the process for the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002 in respect of its internal controls over financial reporting and discussed the process and controls, the testing of the controls and the audit of the controls with management, outside consultants and the Company’s independent registered public accounting firm. Management stated that the Company maintained effective internal control over financial reporting as of December 31, 2005 in all material respects.

     The independent registered public accounting firm audited and expressed opinions concerning the annual financial statements prepared by management, the Company’s controls in effect and the management’s assessment of the Company’s controls. It opined that the financial statements fairly present the financial position, results of operation and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, that the Company’s internal control over financial reporting was effective as of December 31, 2005 and management’s assessment of the effectiveness of the internal control over financial reporting is fairly stated. The independent registered public accounting firm discussed with the Audit Committee any issues they believe should be raised with the Audit Committee. As a result of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-K for fiscal year 2005.

Donald C. Trauscht, Chairman
Michael Klebanoff
Philip J. Shapiro

Report of the Nominating/Corporate Governance Committee

     The OMI Board of Directors’ Nominating/Corporate Governance Committee identifies and recommends individuals qualified to become directors to fill vacancies in the Board and recommends to the Board of Directors the director nominees for the next annual meeting of stockholders. In identifying candidates to be directors, the committee seeks persons it believes to be knowledgeable in the business of the Company or some aspect of it which makes it likely the persons will benefit the Company and are of a character the committee believes reflects the high standards of honesty and integrity desired of the Company. The committee has neither received nor rejected any candidate proposed by security holders or others.

     The Committee recommended to the Board of Directors the nomination for re-election of Craig H. Stevenson, Jr. and James D. Woods, as Class II Directors. Both have agreed to serve and the Committee believes they have shown the qualifications and character desired of OMI directors.

     A copy of the committee’s charter and the Company’s governance principles can be viewed on our website at http://www.omicorp.com, and is available in print to any shareholder who requests it.

     Stockholders who wish to recommend individuals for consideration by the Nominating/Corporate Governance Committee to become nominees for election to the Board of Directors may do so by following the procedures set forth below in this Proxy Statement under the heading “Shareholder Proposals.” For persons proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee’s name, age, business address, residence address, principal occupation or employment, the number of shares

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of the Company’s common stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder; and (2) as to the stockholder proposing such nominee, that stockholder’s name and address, the number of shares of the Company’s common stock the stockholder beneficially owns, a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice and any other information relating to the stockholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder.

     The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.

James D. Woods, Chairman
James N. Hood
Donald C. Trauscht

Report of the Compensation Committee

     The OMI Board of Directors’ Compensation Committee is responsible for the administration of OMI’s senior executive compensation program. It reviews all aspects of senior executive compensation, including incentive compensation and equity-based plans, and sets annual and long-term components of the compensation of the Chief Executive Officer and named executive officers. A copy of the committee’s charter can be viewed on our website at http://www.omicorp.com, and is available in print to any shareholder who requests it. The committee comprises Messrs. Shapiro (Chairman) and Woods.

Compensation Philosophy

     OMI’s senior executive compensation program, which governs compensation paid to senior executive officers is designed to:

(1)	encourage senior executives to identify with the goals and objectives of the Company and to reward the achievement of those goals and objectives;

(2)	acknowledge individual contributions of executives in achieving corporate goals;

(3)	encourage executives to be creative and aggressive, within the bounds of sound reason, in working toward Company and shareholder objectives;

(4)	sufficiently relate compensation to performance to encourage highly focused attention to corporate goals, while at the same time incorporating recognition of the cyclical nature of the shipping industry;

(5)	provide an appropriate mix of short and long-term compensation to reward both current performance and future commitment to OMI; and

(6)	establish a working environment that encourages talent, rewards good judgment, and maintains a quality working environment.

 In the cyclical bulk shipping market, the knowledge and judgment of a company’s senior executives are particularly critical to the success of the enterprise. A lost opportunity may not be presented again for many years. Therefore, the compensation committee takes into account not only the normal financial considerations, but also, through discussions with

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the Company’s senior executives and through presentations at Board of Directors meetings, an assessment of how well the executive has judged and reacted to the programs and opportunities presented to OMI in the course of market changes.

     OMI’s senior executive compensation includes base salary and a bonus based upon the Company’s financial performance and equity participation in the Company which rewards the executive for strong performance of the Company. All of the senior executives have been awarded restricted shares and own other stock.

     The long term portion of compensation encourages the executives to make strategic decisions that will position the Company for future long-term success, improve the efficiency, quality and safety of shipping operations and efforts to develop and improve the business of the Company.

Annual Compensation and Long Term Awards

     The growth of the Company, the reduction in age profile of its fleet, the quality of that fleet and its operations, the ability to obtain better spot market rates than competitors and to secure a substantial number of profitable time charters, and record performance consecutively in the last three years have led the Committee to believe, and the Board of Directors to concur, that senior management of the Company is superior to that of other publicly-traded tanker companies, and compensation is the best tool for rewarding the performance and keeping together the management team.

     Base salaries of OMI’s Chief Executive Officer and other named executive officers paid in 2005 are listed in the Summary Compensation Table on page 12. Base salaries are reviewed annually by the Compensation Committee. Upward adjustments of base salaries are determined by an assessment of the base salaries included in employment contracts for the Chief Executive Officer and the other named executive officers, recent issues and difficulties addressed by the Chief Executive Officer and the other named executive officers, efforts expended to carry out job responsibilities, general pay practices of similar companies with similar job categories and internal equitable considerations. OMI tries to maintain a competitive salary structure in order to attract and retain the highly qualified individuals necessary to ensure OMI prospers. The Compensation Committee has increased the salary component for 2006 for all senior officers. The increases range from 5% to 20%, and are based on our view of the positions as well as performance of the individuals. The salary increases, and the awards of bonuses as described below were done after review by the Compensation Committee of both the performance by each executive and the comparable compensation paid by those with whom the Company competes for talent.

     Bonuses, along with increases in base salaries, provide the short-term incentive portion of executive compensation at OMI. The Compensation Committee awards senior management bonuses as a percentage of annual salary based upon the return-on-equity (“ROE”) of the Company. Bonuses can range from 0% if the Company has meager ROE (less than 10%) up to 150% if earnings are especially strong. The target for 150% bonus in 2005 was 30%. Actual ROE was 36%. In 2004, the Company followed up record earnings from the previous year with a record performance. These results were adjudged to result substantially from decisions made by, and performance of senior management. The committee determined to pay an additional 150% to its two most senior officers and an additional 55% to another senior officer as a reward for their performance and as an incentive to maintain and improve the Company’s performance. The bonuses reflected the committee’s belief that the senior management of the Company performed extremely well and helped the Company achieve record performance. Performance for 2005 was another record, with ROE approximating that of 2005. The Committee was mindful that the stock price for 2005 did not perform as it had in the previous record year, but believed that the management team has positioned the Company in a manner for the stock price to benefit in the future. The Committee determined to award bonuses similar to those of the previous record year for three senior executives and increased the bonuses for two other senior executives.

     In 2003, stockholders approved the adoption of the OMI Corporation 2003 Stock Incentive Plan, which authorized the issuance of up to 4,000,000 shares of common stock in the form of options and restricted shares, of which 1,400,000 shares

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of stock could be awarded as restricted stock. No options have been awarded to senior management since 2000. The Committee awarded restricted stock to senior executives during 2003, 2004 and 2005 in conformity with its plan and based upon the performance of the Company during those years. The restrictions lapse equally following the third, fourth and fifth anniversary of the respective awards, providing the longer terms incentive for management to continue its excellent performance. There is insufficient restricted stock available to make further awards under that plan, and the Committee and Board of Directors therefore has had prepared and recommends the adoption of the OMI Corporation 2006 Incentive Compensation Plan attached hereto as Exhibit A. A detailed description of the plan appears starting on page 17.

Philip J. Shapiro, Chairman
James D. Woods

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee comprises Messrs. Shapiro and Woods, both of whom are directors of the Company and neither of whom is or has been an officer of the Company or any of its subsidiaries. Neither has provided services to the Company other than in their roles as director and committee members, nor has either received other remuneration from the Company aside from directors’ fees.

Corporate Code of Ethics

     We have had a Corporate Code of Ethics for many years. We require all directors, officers and employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in conducting their work for the Company. The Code of Ethics requires that our directors, officers, and employees avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Each year, all of our directors, officers and employees are required to certify that they have read, understood and are obligated to comply with the policies and principles set forth in the Code of Ethics.

     Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and direct complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We have such procedures in place.

     The Company’s Corporate Code of Ethics can be viewed on our website at http://www.omicorp.com, and is available in print to any shareholder who requests it.

COMPENSATION

Director Compensation

     Directors who are also officers or employees of the Company do not receive any fees or remuneration for services as members of the Board of Directors or of any committee thereof.

     At the request of the Board of Directors, during 2003 the Compensation Committee reviewed director compensation, with the help of an independent consultant. The review concluded directors spend substantially more time due to increased requirements from laws and stock exchange rules and the committee recommended that director compensation should be increased to reflect that additional time expended and the more difficult regulatory environment. The Board of Directors accepted the recommendation. At that time, the directors’ compensation was increased and each director is paid a $35,000 annual retainer,

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a restricted stock award of shares equal in value at the grant date to the amount of the retainer, meeting attendance fees of $1,500 per board or committee meeting attended, and committee membership fees of $5,000 (except the membership on the Audit Committee, which is expected to demand more time, is $7,500), with the chairman receiving double the amount. The Presiding Director receives an additional $20,000. In 2004 and 2005, the same number of shares were awarded as in 2003. The value at grant date in 2004 was approximately $63,000 and the value at grant date in 2005 was approximately $98,000, which exceeded the value of the retainer of $35,000, but was deemed appropriate due to the performance of the Company.

Executive Compensation

     The Summary Compensation Table shows the compensation paid by the Company in 2003, 2004 and 2005 to each of the Company’s Chief Executive Officer and the four most highly compensated executive officers (the “named executive officers’’).

		SUMMARY COMPENSATION TABLE

					Long-Term
		Annual Compensation			Compensation Awards

				Other
				Annual			Options	All Other
Name and		Salary	Bonus	Compensation	Restricted		SARs	Compensation
Principal Position	Year	($) (1)	($) (1)	($) (2)	Awards (#/$)		(#)	($) (5)

Craig H. Stevenson, Jr.	2005	900,000	2,400,000	15,014	88,172/1,639,117	(3)	0	200,695
Chairman of the Board and	2004	827,692	2,400,000	7,598	88,172/1,051,892	(3)	0	115,460
Chief Executive Officer	2003	700,000	1,050,000	8,111	88,172/627,785	(3)	0	57,225

Robert Bugbee	2005	750,000	1,800,000	30,167	55,107/1,024,4397	(3)	0	154,213
President and	2004	620,769	1,800,000	1,256	55,107/657,427	(3)	0	85,756
Chief Operating Officer	2003	525,000	787,500	6,519	55,107/392,362	(3)	0	41,728

Kathleen C. Haines	2005	450,000	700,000	1,209	27,711/515,147	(3)	0	71,695
Sr. Vice President, Chief	2004	383,000	700,000	1,256	27,711/330,592	(3)	0	54,510
Financial Officer and	2003	330,000	495,000	1,209	27,711/197,302	(3)	0	29,006
Treasurer

Fredric S. London	2005	410,000	650,000	9,597	27,711/515,147	(3)	0	62,874
Sr. Vice President, General	2004	383,000	555,000	9,189	27,711/330,592	(3)	0	59,576
Counsel and Secretary	2003	330,000	495,000	9,956	27,711/197,302	(3)	0	30,946

Cameron K. Mackey(6)	2005	340,000	500,000	1,209	27,711/515,147	(3)	0	36,499
Sr. Vice President	2004	175,039	250,000	1,256	24,000/492,720	(4)	0	5,798
OMI Marine Services LLC

(1)	Represents amounts earned in the relevant year. In some instances, the payment of all or a portion may have been deferred to a subsequent year.

(2)	The Company pays the costs of a membership, including dues and assessments, for a club to be used for business purposes by senior executives. The amounts listed represent such costs and a car allowance in the amount of $1,209 per year.

(3)	For 2005, represents restricted shares awarded on May 19, 2005. For 2004, represents restricted shares awarded on June 9, 2004. For 2003, represents restricted shares awarded on September 12, 2003 under the OMI Corporation 2003 Stock Incentive Plan. Restrictions on one-third of the shares in each award will lapse on the third anniversary of the award;

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restrictions on the other two-thirds will lapse equally on the fourth and fifth anniversaries of the award. All restrictions lapse in the event of a Change in Control (as defined in the employment contract referred to below under Employment Contracts). During the restriction period each participant is entitled to any dividends paid on the shares.

(4)	In the case of Mr. Mackey, represents restricted shares awarded on December 1, 2004.

(5)	Includes (i) amount contributed under the OMI Corporation Savings Plan and Executive Savings Plan in 2005 for Mr. Stevenson at a value of $198,072, for Mr. Bugbee at a value of $153,073, for Ms. Haines at a value of $69,073, for Mr. London at a value of $57,972 and for Mr. Mackey at a value of $35,473 and in 2005 amounts representing the cost of group-term life insurance for Mr. Stevenson at a cost of $2,622, for Mr. Bugbee at a cost of $1,140, for Ms. Haines at a cost of $2,622, for Mr. London at a cost of $4,902 and for Mr. Mackey at a cost of $1,026, (ii) amounts contributed under the OMI Corporation Savings Plan and OMI Corporation Executive Savings Plan in 2004 for Mr. Stevenson at a value of $112,737, for Ms. Haines at a value of $52,755, for Mr. London at a value of $55,755, for Mr. Bugbee at a value of $84,572 and for Mr. Mackey at a value of $5,334, and in 2004 amounts reflecting the cost of group-term life insurance coverage for Mr. Stevenson at a cost of $2,723, for Ms. Haines at a cost of $1,757, for Mr. London at a cost of $3,821, for Mr. Bugbee at a cost of $1,184, and for Mr. Mackey at a cost of $464, (iii) amounts contributed under the OMI Corporation Savings Plan and OMI Corporation Executive Savings Plan in 2003 for Mr. Stevenson at a value of $55,056, for Ms. Haines at a value of $28,376, for Mr. London at a value of $29,149, and for Mr. Bugbee at a value of $41,308 and in 2003 amounts reflecting the cost of group-term life insurance coverage for Mr. Stevenson at a cost of $2,169, for Ms. Haines at a cost of $630, for Mr. London at a cost of $1,806, and for Mr. Bugbee at a cost of $420.

(6)	Mr. Mackey was named Senior Vice President of OMI Marine Services LLC on December 1, 2004. Prior thereto he was not an executive officer.

Employment Contracts

     OMI has employment agreements with Messrs. Stevenson, Bugbee, London, Mackey and Ms. Haines which provide for an annual base salary and a performance incentive bonus. The base salary is the amount paid in the previous year plus any raise granted by the OMI Board. Under the contracts, bonuses are paid at the discretion of the OMI Board. Each of these agreements also provides that if the executive’s employment (i) is terminated without cause (as defined in his employment agreement), (ii) the executive voluntarily terminates his employment within 90 days of a relocation (following a Change in Control) or reduction in compensation or responsibilities, or (iii) the executive is disabled (as defined in his employment agreement), such executive will continue to receive base salary and other benefits for a period of two years. Following a Change in Control (as defined in the executive’s employment agreement), the executive’s future bonuses will be equal to 150% of the executive’s annual salary. If such an executive’s employment is terminated by the Company (other than for ‘‘cause’’ or becoming ‘‘disabled’’) within two years after a Change in Control, OMI is required to pay the executive a bonus equal to 150% of the then effective annual salary of the executive (the “termination bonus”). In addition, in the event of a Change in Control (as defined in the employment agreement) and if any such executive’s employment is terminated by OMI without cause (other than for reasons of disability) or by the employee as described in clause (ii) above, within 2 years before or after such a Change in Control, OMI will pay such executive an amount equal to three times the sum of the executive’s then current base salary and termination bonus, reduced, in the case of a termination occurring prior to such a change in control by any severance theretofore paid to the executive under the executive’s employment agreement. If terminated other than for cause following a change in control, the gross payments to the named executives, assuming 2006 salaries in effect, would be for Mr. Stevenson $8,775,000, for Mr. Bugbee $7,087,500, for Ms. Haines $4,248,000, for Mr. London $4,050,000, and for Mr. Mackey $3,690,000.

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Option Grants in Last Fiscal Year

In 2005 the named executive officers were not granted any options.

Aggregate Option Exercises in 2005 and Year-End Options Values

     In 2005, no named executives exercised options. As of December 31, 2005 and the date hereof no named executives have options either exercisable or unexercisable.

Equity Compensation Plans

     The following table summarizes information, as of December 31, 2005, relating to equity compensation plans of the Company pursuant to which grants of options and restricted stock have been granted from time to time.

EQUITY COMPENSATION PLAN INFORMATION
			Number securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))

Plan category	(a)	(b)	(c)

Equity compensation plans approved
by security holders (1)	79,000	$5.21	2,656,881

Equity compensation plans not approved
by security holders	0	N/A	—

Total	79,000	$5.21	2,656,881

(1)	Issuances are no longer permitted under any plan except the OMI Corporation 2003 Stock Incentive Plan (the “2003 Plan”). No options have been issued under the 2003 Plan. No more than 1,400,000 shares of restricted stock may be awarded under the 2003 Plan. During 2005, 602,847 shares of restricted stock were issued to senior management, directors and other employees.

Comparative Performance Graph

     Set forth below is a graph comparing the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return of the Dow Jones Composite Index and the Dow Jones U.S. Marine Transportation Index for the past five years.

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     COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among OMI Corporation, Dow Jones US 65-Composite Average Index
and the Dow Jones U.S. Marine Transportation Index
Fiscal Year Ending December 31

*$100 invested on 12/31/00 in stock or index—including reinvestment of dividends.

	2000	2001	2002	2003	2004	2005

OMI Corporation	$100.00	$61.83	$63.84	$138.72	$265.92	$291.47

Dow Jones US Marine
Transportation Index	$100.00	$102.43	$96.34	$146.53	$205.87	$226.05

Dow Jones US
Composite Index	$100.00	$88.22	$74.16	$95.97	$110.92	$121.44

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Independent Registered Public Accounting Firm Fee Information

     The following table summarizes the aggregate fees for services provided to OMI Corporation by Deloitte & Touche LLP, its independent auditor:

(dollars in thousands)	2005	2004

Audit Fees (a)	$594	$807
Audit-Related Fees (b)	29	29
Tax Fees (c)	116	18
All Other Fees (d)	0	0

Total	$739	$854

(a)	Fees for audit services provided in 2005 and 2004 consisted of:

Audit of the Company’s annual financial statements

Reviews of the Company’s quarterly financial statements

Comfort letters, consents and other services related to Security and Exchange Commission (“SEC”) matters

Attestation of management’s assessment of internal control over financial reporting and the Company’s internal control over financial reporting as required by SEC rules under Section 404 of the Sarbanes-Oxley Act of 2002.

(b)	Fees for audit-related services provided in 2005 and 2004 consisted of:

Employee benefit plan audits

(c)	Fees for tax services billed in 2005 and 2004 consisted of tax compliance services consisting of:

Sales and use, property and other tax return assistance

(d)	The Company did not pay any other fees to the independent registered public accounting firm during 2005 or 2004.

     In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

     The services performed by the independent registered public accounting firm in 2005 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform. The policy requires that prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.

     Services provided by the independent auditor during the following year that are included in the Service List were pre-approved following the policies and procedures of the Audit Committee.

     Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-

16

approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

     In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from the independent auditor when time is of the essence.

     On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

     The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

1.	The service is not an audit, review or other attest service;

2.	The aggregate amount of all such services provided under this provision does not exceed five percent of total fees paid to the independent auditor in a given fiscal year;

3.	Such services were not recognized at the time of the engagement to be non-audit services (to date the SEC has not provided any guidance with respect to determining whether or not a service was “recognized” at the time of the engagement. We believe that the SEC intended the term “recognized” to mean “identified”);

4.	Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

5.	The service and fee are specifically disclosed in the Proxy Statement as meeting the de minimis requirements.

Approval of Independent Registered Public Accounting Firm – Proposal No. 2

     The Audit Committee has appointed Deloitte & Touche LLP as auditors of OMI and subsidiaries for the year 2006. A representative of Deloitte & Touche LLP, who have been the auditors of OMI since its spin-off in 1998, is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote in favor of ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2006.

Approval of the Company’s 2006 Incentive Compensation Plan – Proposal No. 3

     The Company currently provides stock-based compensation under the OMI Corporation 2003 Stock Incentive Plan (the “2003 Plan”) to employees, non-employee directors and consultants. As of March 10, 2006, there were approximately 2,656,881 shares of common stock remaining available for future grants under the 2003 Plan. As of that date, there were no shares of common stock subject to outstanding options, and approximately 1,343,119 shares of restricted stock were issued and outstanding, but subject to forfeiture, under the 2003 Plan and 600,000 shares of restricted stock were issued and outstanding, but subject to forfeiture, under a previous plan.

     The Board of Directors believes that the 2003 Plan has contributed significantly to the success of the Company by enabling the Company to attract and retain the services of employees, including executive officers, directors and consultants of

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outstanding ability. Because the success of the Company is largely dependent upon the judgment, interest and special efforts of these employees, directors and consultants, the Company wants to continue to provide stock-based incentive awards to recruit, motivate and retain these individuals. Accordingly, on February 16, 2006, the Board of Directors adopted, subject to shareholder approval, the OMI Corporation 2006 Incentive Compensation Plan (the “2006 Plan”).

     The 2006 Plan is intended to promote the long-term success of the Company and increase shareholder value by attracting, motivating, and retaining non-employee directors, officers, employees and consultants of the Company and its subsidiaries and affiliates. To achieve this purpose, the 2006 Plan allows the flexibility to grant or award stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance unit awards, performance share awards, cash-based awards and other stock-based awards to eligible persons.

     The 2006 Plan would allow the Company to grant these stock-based incentive awards to employees, non-employee directors and consultants covering a total of up to 5,000,000 shares of the Company’s common stock. No awards have been made under the 2006 Plan. If the 2006 Plan is approved by the shareholders, no additional grants or awards will be made under the 2003 Plan (or any previous plan) in the future, but the awards outstanding under the 2003 Plan and previous plans will remain in effect in accordance with their terms.

     Approval of the 2006 Plan requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from the beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in the tabulations of the votes cast on this proposal. Abstentions have the same effect as voting against this proposal.

     The principal features of the 2006 Plan are summarized in this proxy statement. Shareholders should read the 2006 Plan for a full statement of its legal terms and conditions. Exhibit A to this proxy statement contains the full text of the 2006 Plan as proposed to be approved by the shareholders.

     Administration. The Compensation Committee will have discretionary authority to operate, manage and administer the 2006 Plan in accordance with its terms. The Compensation Committee will determine the non-employee directors, employees and consultants who will be granted awards under the 2006 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2006 Plan. The Compensation Committee will interpret the 2006 Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2006 Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2006 Plan will be final and conclusive. Within the limitations of the 2006 Plan and applicable law, the Compensation Committee may delegate its responsibilities under the 2006 Plan to persons selected by it, and the Board of Directors will be permitted to exercise all of the Compensation Committee’s powers under the 2006 Plan.

     The Compensation Committee comprise at least two members of the Board of Directors, each of whom is selected by the Board of Directors and will satisfy independence criteria established by the Board of Directors and additional regulatory requirements, including the listing standards of the New York Stock Exchange. Currently, the members of the Compensation Committee are Messrs. Philip J. Shapiro and James D. Woods, each of whom is a director, but not an employee, of the Company.

     Shares Subject to the 2006 Plan. A maximum of 5,000,000 shares of the Company’s common stock would be available for delivery under the 2006 Plan, subject to adjustment for certain changes in the Company’s capital structure (described below under “Changes in Capital”). The shares of common stock that may be issued under the 2006 Plan will be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that have been reacquired and are held as treasury stock. The 2006 Plan provides that for purposes of determining the number of shares of common stock

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available for delivery under the 2006 Plan, (a) any restricted stock award without a purchase price at least equal to the fair market value of the common stock on the award date, restricted stock unit, performance share, performance unit or other stock-based award will be counted as 1.5 shares for each one share subject to that award, (b) any shares not delivered because an award is paid in cash will be treated as having been delivered under the 2006 Plan, (c) when a SAR is exercised, the full number of shares covered by the exercised portion of the SAR will be deducted from the shares available for delivery under the 2006 Plan, whether the SAR is settled in cash or shares, (d) any shares subject to an award or portion of an award that is forfeited, terminated, cancelled or otherwise expires will be available for future awards under the 2006 Plan; however, shares used to pay the exercise price or required tax withholding for an award under the 2006 Plan will not be available for future awards under the 2006 Plan, and (e) the payment of cash dividends or dividend equivalents, whether in cash or shares of common stock, in connection with awards under the 2006 Plan will not reduce the shares available for delivery under the 2006 Plan. If the Company or a subsidiary acquires or combines with another company, any awards that may be granted under the 2006 Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the shares available for issuance under the 2006 Plan, but the shares available for incentive stock options granted under the 2006 Plan will be limited to the maximum number of shares available for delivery under the 2006 Plan stated above.

     Participation. The Compensation Committee may grant awards under the 2006 Plan to employees and consultants of the Company and its eligible subsidiaries and affiliates as well as non-employee directors of the Company. However, only employees of the Company and its subsidiaries will be eligible to receive “incentive stock options” under the 2006 Plan.

     As of December 31, 2005, there were approximately 70 employees and 5 non-employee directors who would be eligible to receive awards under the 2006 Plan. No awards will be granted under the 2006 Plan unless the 2006 Plan is approved by the shareholders. Because it will be within the Compensation Committee’s discretion to determine which employees and directors will receive awards under the 2006 Plan and the types and amounts of those awards, it is not possible at present to specify the benefits that would be received under the 2006 Plan by directors, executive officers and other employees if the 2006 Plan is approved by the shareholders. In addition, the benefits or amounts that would have been received by, or allocated to, those persons for the last completed fiscal year if the 2006 Plan had been in effect cannot be determined.

     Stock Options. A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2006 Plan. Stock options granted under the 2006 Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Internal Revenue Code of 1986, or options other than incentive stock options (referred to as “nonqualified stock options”), as determined by the Compensation Committee and stated in the option agreement. The number of shares covered by each option will be determined by the Compensation Committee. The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of the Company’s common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more shareholder of the Company, 110% of that fair market value). Options granted under the 2006 Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with the Company or a subsidiary will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of the common stock is generally determined as the last sale price of the common stock on the New York Stock Exchange on the option grant date. On March 10, 2006, the fair market value of a share of the Company’s common stock was $18.16. The exercise price of any stock options granted under the 2006 Plan may be paid in cash, shares of Company common stock already owned by the option holder or any other method that may be approved by the Compensation Committee, such as a cashless broker-assisted exercise that complies with law.

     Options will become exercisable and expire at the times and on the terms established by the Compensation Committee. No option granted under the 2006 Plan will become exercisable in full prior to three years from the grant date, except in the case of an option granted in substitution for another award or if the option holder dies, becomes disabled or retires or if there is a change of control of the Company or are other circumstances specified by the Compensation Committee. An option cannot be exercised later than the tenth anniversary of the grant date; however, if the exercise of an option on its scheduled expiration

19

date would violate law, the option may be extended until its exercise would not violate law. Options generally terminate when the holder’s employment or service with the Company and its affiliates terminates. However, an option may be exercised for up to one year following the holder’s termination in specified circumstances, unless the option agreement permits exercise of the option following such termination to any greater or lesser extent.

     Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted under the 2006 Plan alone or together with specific stock options granted under the 2006 Plan. SARs are awards that, upon their exercise, give a participant the right to receive from the Company an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of the common stock on the exercise date over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of the common stock on the grant date of such SAR. A SAR may be settled in cash, shares or a combination of cash and shares, as determined by the Compensation Committee. SARs will become exercisable and expire at the times and on the terms established by the Compensation Committee, subject to the same maximum time limits as are applicable to options granted under the 2006 Plan. However, a SAR granted with an option will be exercisable and terminate when the related option is exercisable and terminates. Such an option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, a SAR will not be exercisable to the extent that the related option is exercised. No SAR granted under the 2006 Plan will become exercisable in full prior to three years from the grant date, except in the case of a SAR granted in substitution for another award or if the holder dies, becomes disabled or retires or if there is a change of control of the Company, or in other circumstances specified by the Compensation Committee. The number of shares covered by each SAR will be determined by the Compensation Committee.

     Restricted Stock and Restricted Stock Units. Restricted stock awards are shares of common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Restricted stock units are denominated in units of shares of common stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests, the participant is entitled to receive shares of common stock, a cash payment based on the value of shares of common stock or a combination of shares and cash. Vesting may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. Until such time as these restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock and restricted stock unit awards that are not subject to performance conditions will have a minimum period for full vesting of three years, unless the restricted stock or restricted stock units are awarded in substitution for another award, or the recipient dies, becomes disabled or retires or there is a change of control of the Company, or in other circumstances specified by the Compensation Committee. A recipient of restricted stock will have the rights of a shareholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Compensation Committee provides otherwise in the grant. A recipient of restricted stock units will have none of the rights of a shareholder unless and until shares are actually delivered to the participant. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Compensation Committee. Upon termination of employment or a period of service, or failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested restricted stock units are forfeited unless the participant’s award agreement, or the Compensation Committee, provides otherwise.

     Performance Units, Performance Shares and Cash-based Awards. Performance units, performance shares and cash-based awards granted to a participant are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Compensation Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of the common stock on the date of grant. Each cash-based award has a value that is established by the Compensation Committee at the time of its grant. The number of performance units, performance shares and cash-based awards granted to a participant will be determined by the Compensation Committee. Whether a performance unit, performance share or cash-based award actually will result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by the Compensation Committee are satisfied.

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Performance units, performance shares and cash-based awards granted under the 2006 Plan may not be fully earned before the first anniversary of grant, unless the participant dies, becomes disabled or retires or there is a change of control of the Company, or in other circumstances specified by the Compensation Committee. After a performance unit, performance share or cash-based award has vested, the participant will be entitled to receive a payout of cash, shares of common stock or a combination thereof, as determined by the Compensation Committee. A participant’s award agreement describes the effect of a termination of employment on the participant’s performance units, performance shares or cash-based award.

     Other Stock-based Awards. The Compensation Committee may grant to participants other stock-based awards under the 2006 Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of common stock. The form of any other stock-based awards will be determined by the Compensation Committee. Other stock-based awards may be paid in shares of common stock or cash, according to the award agreement. The terms and conditions, including vesting conditions, will be established by the Compensation Committee when the award is made. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards. Other stock-based awards will have a minimum period for full vesting of at least three years (or one year if the award is subject to performance conditions), unless the award is made in substitution for another award, or the recipient dies, becomes disabled or retires or there is a change of control of the Company, or in other circumstances specified by the Compensation Committee.

     Dividend Equivalents. The Compensation Committee may provide for the payment of dividend equivalents with respect to shares of common stock subject to an award, such as restricted stock units, that have not actually been issued under that award.

     Transferability of Awards. Options, SARs, unvested restricted stock, and other awards under the 2006 Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution or to the designated beneficiary of a deceased participant. The Compensation Committee may permit awards other than incentive stock options and any related SARs to be transferred for no consideration.

     Change of Control. Immediately prior to a change of control of the Company (as defined in the 2006 Plan), but subject to any contrary law or rule or provision of an award agreement that is in effect under 2006 Plan prior to the change of control: (a) all outstanding options, SARs and other stock-based awards will become fully exercisable and those options and SARs will remain exercisable until at least the first anniversary of any termination of the holder’s employment or service within one year after the change of control, subject to any earlier expiration date of those options or SARs; (b) all restrictions applicable to outstanding restricted stock awards and other stock-based awards will lapse; (c) all outstanding awards will become fully vested and (d) any outstanding awards otherwise payable on a deferred basis will be paid or distributed. All outstanding performance-based awards will be deemed to have been fully earned at the target level or any higher level of actual performance for the entire performance period prior to the effective date of the change of control, and any such awards denominated in shares will be paid out not later than five days prior to the change of control.

     In the event of a change of control, the Compensation Committee may, in its discretion, substitute for shares subject to options or awards outstanding under the 2006 Plan shares or other securities of the surviving or successor corporation, or another corporate party to the change of control transaction, with approximately the same value, or cash out outstanding options or awards based on the highest value of the consideration received for the Company’s common stock in that transaction, or the highest fair market value of the Company’s common stock during the 30 business days immediately prior to the closing or expiration date of the change of control transaction, reduced by the exercise price or grant price of the award, if applicable. The Compensation Committee may also provide that any options or other awards cannot be exercised after or will be terminated after a change of control transaction. However, depending on the nature of the change of control transaction, payment of certain awards may be delayed to comply with section 409A of the Internal Revenue Code.

21

     Changes in Capital. In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization, reorganization, merger or consolidation or spin-off, in order to prevent dilution or enlargement of participants’ rights under the 2006 Plan, the Compensation Committee, in its discretion, will substitute or adjust the number, class and kind of securities that can be delivered under the 2006 Plan and outstanding awards, the 2006 Plan’s limits on the number of shares that can be subject to awards granted to a single participant during a single fiscal year, and the price, as applicable, of securities subject to awards outstanding under the 2006 Plan.

     Amendment and Termination. The Board of Directors may amend, alter, suspend or terminate the 2006 Plan. However, the Board of Directors will be required to obtain approval of the shareholders, if such approval is required by any applicable law or rule, of any amendment of the 2006 Plan that would: (a) increase the maximum number of shares of the Company’s common stock that may be sold or awarded under the 2006 Plan, or that may be subject to awards granted to a single participant during a single fiscal year, except in the event of certain changes in capital of the Company (as described above under “Changes in Capital”); (b) decrease the minimum option exercise price or SAR grant price required by the 2006 Plan, except in the event of certain changes in capital of the Company (as described above under “Changes in Capital”); (c) change the class of persons eligible to receive awards under the 2006 Plan; (d) extend the duration of the 2006 Plan or the exercise period of any options or SARs granted under the 2006 Plan; or (e) otherwise require shareholder approval to comply with applicable laws or rules.

     The Compensation Committee may amend outstanding awards. However, no amendment or termination of the 2006 Plan or amendment of outstanding awards may materially impair the previously accrued rights of a participant under any outstanding award without his or her written consent, unless the Board of Directors or the Compensation Committee determines that the amendment is necessary or advisable to comply with laws, regulations, rules or accounting standards. Additionally, the provisions of the 2006 Plan described above under “Change of Control” may not be amended, terminated or modified on or after the date of a Change of Control to materially impair any participant’s outstanding award without that participant’s written consent. The Board of Directors or the Compensation Committee may appropriately adjust awards under the 2006 Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in laws, regulations or accounting principles.

     The 2006 Plan prohibits the Company from (a) reducing the exercise price or grant price of an outstanding stock option or SAR or replacing an outstanding stock option or SAR that has an exercise price or grant price above the value of the common stock with a new option or SAR that has a lower exercise price or grant price, or with any other type of new award other than as described under “Changes in Capital” above or (b) reducing the minimum exercise or vesting provisions of the 2006 Plan, in each case, without first obtaining shareholder approval.

     Duration of 2006 Plan. If the 2006 Plan is approved by the shareholders, the 2006 Plan will become effective as of the date of the Annual Meeting and will continue in effect until all shares of the common stock available under the 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the 2006 Plan is terminated earlier by the Board of Directors. No awards may be granted under the 2006 Plan on or after April 27, 2016.

     Non-United States Participants. The Compensation Committee may authorize appropriate procedures and subplans and grant awards or substitutes for awards to permit eligible individuals who are employed outside the United States to participate in the 2006 Plan or to otherwise conform to the laws or practices of non-U.S. jurisdictions.

     Tax Withholding Obligations. The 2006 Plan authorizes the Company and its affiliates to withhold all applicable taxes from any award or payment under the 2006 Plan and to take other actions necessary or appropriate to satisfy those tax obligations.

     Certain Federal Income Tax Consequences. The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Company and participants in connection with awards under the 2006 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under section 409A of the Internal Revenue Code regarding nonqualified deferred compensation.

22

If an award constitutes nonqualified deferred compensation and fails to comply with Internal Revenue Code section 409A, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “the Company” in this summary of tax consequences mean OMI Corporation, or any subsidiary or affiliate of OMI Corporation that employs or receives the services of a recipient of an award under the 2006 Plan, as the case may be.

     Transactions involving awards under the 2006 Plan are not anticipated to result in any United States income tax consequences to the Company because all income of the Company is generally exempt from United States Federal income tax.

     The grant of options under the 2006 Plan will not result in taxable income to the recipient of the option. However, the transfer of common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder depending upon whether such option is a nonqualified stock option or an incentive stock option.

     The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder in the amount by which the fair market value of the shares of common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

     The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

     The granting of SARs does not result in taxable income to the recipient of a SAR. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income.

     A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

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     The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit. The amount of cash paid or the then-current fair market value of the common stock received upon settlement of the restricted stock units is taxable to the recipient as ordinary income.

     The granting of a performance unit, performance share, cash-based award, other stock-based award or dividend equivalent right generally should not result in the recognition of taxable income by the recipient. The payment or settlement of a performance unit, performance share, cash-based award, other stock-based award or dividend equivalent right should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received; however, to the extent that such common stock is not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant will be similar to the tax consequences of restricted stock awards, described above.

     Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2006 Plan in connection with a “change of control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20 percent of the amount of the excess parachute payment.

The Board of Directors recommends that the shareholders vote “FOR” the foregoing proposal to approve The Company’s 2006 Incentive Compensation Plan.

Contacting Directors

     Any interested party may communicate with the Board of Directors or a specific director by writing to the Director and mailing it to the Company. Those addressed to the specified director will be forwarded to that director. Other communications will be forwarded to the Presiding Director or the Chairman of the Audit Committee. Management will not read the communication unless the recipient has read it and presented it to management.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the 1934 Act requires the Company’s executive officers and directors and holders of more than 10% of the Company’s common stock (collectively, “reporting persons’’) to file reports of ownership and changes in ownership of the Company’s equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based upon a review of the copies of such reports furnished to the Company (or written representations from the reporting person that no such reports are required), the Company believes that all reports by such reporting persons were timely filed.

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Householding of Annual Meeting Materials

     Some banks, brokers and other record holders of our common shares may participate in the practice of “householding” proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of our proxy statement or annual report may be sent to multiple shareholders in each household. We will promptly deliver a separate copy of either document to you if you call or write to us at the following address or telephone number: OMI Corporation, One Station Place, Stamford, Connecticut 06902, telephone (203) 602-6700. If you would like to receive separate copies of our proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact us at the above address or telephone number.

Other Matters

     OMI has no knowledge of any matters to be presented to the meeting other than those set forth above. The persons named in the accompanying form of proxy will use their own discretion in voting with respect to matters which are not determined or known at the date hereof.

     The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2005, which contains the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 is being mailed to Stockholders together with this material. The Annual Report and Form 10-K do not form any part of the material for the solicitation of any proxy.

     Copies of OMI’s Annual Report on Form 10-K, excluding exhibits, are available to any stockholder, at no charge, by writing to: Corporate Relations Department, OMI Corporation, One Station Place, Stamford, CT 06902. OMI’s Annual Report is also posted on the Company’s website: http://www.omicorp.com.

Shareholder Proposals

     Any proposals of stockholders to be presented at OMI’s 2007 Annual Meeting must be received at OMI’s principal executive offices, One Station Place, Stamford, CT 06902, Attention: Secretary, not later than December 31, 2006, for inclusion in OMI’s proxy statement and form of proxy relating to that Annual Meeting. A shareholder who intends to present an item of business at the 2007 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s proxy materials) must provide notice of such business to the Secretary of the Company on or before March 1, 2007.

By Order of the Board of Directors

FREDRIC S. LONDON
Secretary

Stamford, Connecticut
March 15, 2006

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APPENDIX 1

OMI CORPORATION

AUDIT COMMITTEE CHARTER

     ORGANIZATION. The Audit Committee shall consist of not less than three, nor more than five members of the Board. The members shall be elected annually by the Board, with one member designated by the Board to be the Chair, and shall not be officers or employees of the Company or of any of its subsidiaries. Committee members will be independent of management and free from material business relationships that might interfere with the exercise of independent judgment as Committee members. They will satisfy such other requirements, including financial literacy, as may be specified by the rules of the New York Stock Exchange or regulatory authorities.

     The Committee shall meet at least three times annually and may, in its discretion, delegate specific responsibilities to a subcommittee comprising one or more members of the Committee.

     STATEMENT OF POLICY. The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities involving:

  The integrity of the Company’s financial statements and financial reporting process.
  The independence of the Company’s independent auditors and the performance of the independent audit.
  The adequacy of the Company’s accounting processes and financial controls.
  Compliance with applicable laws and the Company’s policy on business ethics and conduct.

     In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the directors, the independent auditors, the internal auditors and the management of the Company. The Committee will report to the Board all significant issues discussed by the Committee and all recommendations that are to be acted upon by the full Board. The Committee shall have the resources and authority necessary to discharge its responsibilities, including the authority to retain independent counsel and other experts or consultants.

      RESPONSIBILITIES. Specific responsibilities of the Audit Committee include:

1.	To hire the independent auditors for the annual audit of the Company, evaluate the independence and performance of the independent auditors, and, if deemed appropriate, replace the independent auditors.

2.	To review and approve the services to be provided by the independent auditors for the coming year, including the scope of the annual audit of the Company’s financial statements and audit services for benefit plans and all compensation to be paid to the independent auditors on behalf of the Company.

3.	To establish Company guidelines to ensure that independence of the independent auditor from the Company is maintained. The Company’s independent auditors may not perform the following services for the Company:

Accounting or bookkeeping services.

Internal audit services related to accounting controls, financial systems or financial statements.

Financial information systems design or implementation.

Operating management services.

4.	To meet separately with the independent auditors, with and without management present, to discuss the results of their audits and examinations, management’s responses and other matters the Committee or the independent auditors wish to discuss, and to review with the independent auditors the matters required to be discussed under generally accepted auditing standards relating to the conduct of the audit.

5.	To receive at least annually from the independent auditors a written statement (a) delineating all relationships between the independent auditors and the Company, (b) describing the internal control procedures of the Company and, (c) describing all material issues raised by their internal control review.

6.	To discuss with the independent auditors any relationships or non-audit services that may impair their objectivity and independence, and, if necessary, to take appropriate action to ensure the independence of the independent auditors.

7.	To review with senior management, the internal auditors and the independent auditors, the adequacy and effectiveness of the Company’s accounting and financial controls and processes to monitor and manage business and financial risk and legal and ethical compliance.

8.	To review with management and the independent auditors significant changes proposed for the accounting policies of the Company, accounting tax or financial reporting proposals that have or may have a material effect on the Company’s financial situation and/or financial reports, the reasonableness of significant assumptions, accounting judgments or estimates utilized by the Company in connection with its financial statements, and the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained advice from the independent auditors on the application of certain accounting principles.

9.	To review and discuss with management and the independent auditors the Company’s audited financial statements, and to recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

10.	To review with management and the independent auditors the Company’s quarterly financial statements and other matters required to be discussed with the Committee by the independent auditors under generally accepted auditing standards.

11.	To review with management earnings press releases and any guidance to be given.

12.	To approve any Committee report required to be included in the proxy statement for the Company’s annual meeting of stockholders.

13.	To review and approve the audit plan, budget and staffing of the Company’s internal audit function for the coming year.

14.	To review periodically the quality and depth of staffing in the Company’s auditing, accounting, and financial departments.

15.	To establish procedures for receiving and treating complaints regarding accounting, internal auditing controls or auditing matters.

16.	To receive confidential, anonymous reports from employees of the Company regarding questionable accounting or auditing matters.

17.	To obtain advice and assistance from outside legal, accounting or other advisors.

18.	To discuss with management policies related to risk assessment and risk management.

19.	To report to the Board of Directors regarding its functions, findings and actions on a regular basis.

20.	To make an annual evaluation of its performance.

21.	To review and reassess the adequacy of this charter annually and to recommend any proposed changes to the Board for approval.

Exhibit A

OMI CORPORATION

2006 Incentive Compensation Plan

TABLE OF CONTENTS

ARTICLE I.
ESTABLISHMENT; PURPOSES; AND DURATION

i

iii

ARTICLE X.
OTHER STOCK-BASED AWARDS

			Page
10.1	.	Other Stock-Based Awards	17
10.2	.	Value of Other Stock-Based Awards	17
10.3	.	Payment of Other Stock-Based Awards	18
10.4	.	Termination of Employment or Service	18
10.5	.	Compliance With Section 409A	18

ARTICLE XI.
DIVIDEND EQUIVALENTS

ARTICLE XII.
TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION
12.1	.	Transferability of Incentive Stock Options	19
12.2	.	All Other Awards	19
12.3	.	General	19

ARTICLE XIII.
RIGHTS OF PARTICIPANTS
13.1	.	Rights or Claims	19
13.2	.	Adoption of the Plan	20
13.3	.	Vesting	20
13.4	.	No Effects on Benefits	20
13.5	.	One or More Types of Awards	20

ARTICLE XIV.
CHANGE OF CONTROL
14.1	.	Treatment of Outstanding Awards	20
14.2	.	No Implied Rights; Other Limitations	22
14.3	.	Termination, Amendment, and Modifications of Change of Control Provisions	22
14.4	.	Compliance with Section 409A	22

ARTICLE XV.
AMENDMENT, MODIFICATION, AND TERMINATION
15.1	.	Amendment, Modification, and Termination	23
15.2	.	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events	23

iv

v

OMI CORPORATION

2006 INCENTIVE COMPENSATION PLAN

     OMI Corporation, a Marshall Islands corporation (the “Company”), has adopted the OMI Corporation 2006 Incentive Compensation Plan (the “Plan”) for the benefit of non-employee directors of the Company, officers and eligible employees and consultants of the Company and any Subsidiaries and Affiliates (as each term defined below), as follows:

ARTICLE I
ESTABLISHMENT; PURPOSES; AND DURATION

     1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as the “OMI Corporation 2006 Incentive Compensation Plan”, as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards. The Plan was adopted by the Board of Directors (as defined below) on [o], 2006. The Plan shall become effective upon approval by the shareholders of the Company, which approval must occur within the period beginning on such adoption date and ending on [], 2007 (the “Effective Date”). The Plan shall remain in effect as provided in Section 1.3.

     1.2. Purposes of the Plan. The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers, employees and consultants of the Company, Subsidiaries and Affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and the Subsidiaries and Affiliates, in order to strengthen their commitment to the Company and the Subsidiaries and Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers, employees and consultants with the interests of the shareholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards.

     1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

ARTICLE II
DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. “Affiliate” means any entity other than the Company and any Subsidiary that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of the Plan by the Committee; provided, however, that, notwithstanding any other provisions of the Plan to the contrary, for purposes of NQSOs and SARs, if an individual who otherwise qualifies as an Employee or Non-Employee Director provides services to such an entity and not to the Company or a Subsidiary, such entity may only be designated an Affiliate if the Company qualifies as a “service recipient,” within the meaning of Code Section 409A, with respect to such individual; provided further that such definition of “service recipient” shall be determined by (a) applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c) -2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Treasury Regulations Section 1.414(c) -2, and (b) where the use of Shares with respect to the grant of an Option or SAR to such an individual is based upon legitimate business criteria, by applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c) -2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Treasury Regulations Section 1.414(c) -2.

     2.2. “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

     2.3. “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.4.	“Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.5.	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.6.	“Cash-Based Award” means an Award granted to a Participant, as described in Article IX.

2.7.	“Cause” shall have the definition given such term in a Participant’s Award Agreement, or in the absence of any such definition, as determined in good faith by the Committee.

2.8.	“Change of Control” means:

     (a) a “change in control” with respect to the Company that would be required to be reported in response to Item 1(a) of the Company’s current report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act, or equivalent for foreign filers; provided that, without limitation, a “Change of Control” shall be deemed to have occurred at such time as any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company (other than, in any such event, a sale or other disposition to or for the benefit of any employee benefit plan (or related trust) of the Company or a subsidiary of the Company, or acquisition or offer to acquire, by or on behalf of, the Company or a Subsidiary or any group comprised solely of such entities, of Shares); provided, however, that a “Change of Control” shall not be deemed to have occurred if such a Person files and maintains a Schedule 13G pursuant to Rule 13d-1 under the Exchange Act in connection with its purchase of such securities; provided further, however, that upon the filing of a Schedule 13D pursuant to such rule by such Person in connection with such securities, there shall be deemed to be an immediate “Change of Control”; or

     (b) the individuals who constitute the “Incumbent Board” cease for any reason to constitute at least a majority of the Board. The “Incumbent Board” shall mean those individuals who constitute the Board immediately following the Effective Date, or any additional individual who becomes a member of the Board and whose election, or nomination for election, by the shareholders of the Company was approved by a vote of at least three-fourths of the members of the Board comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual was named as a nominee for member of the Board without objection to such nomination); provided however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

     2.9. “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

     2.10. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

     2.11. “Consultant” means an independent contractor who performs services for the Company or a Subsidiary or Affiliate in a capacity other than as an Employee or Director.

     2.12. “Director” means any individual who is a member of the Board of Directors of the Company.

     2.13. “Disability” means the inability to engage in any substantial gainful occupation to which the relevant individual is suited by education, training or experience, by reason of any medically determinable physical or mental impairment, which condition can be expected to result in death or continues for a continuous period of not less than twelve (12) months; provided, however, that, for purposes of ISOs, “Disability” shall mean “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

     2.14. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article XI.

      2.15.“Effective Date” shall have the meaning ascribed to such term in Section 1.1.

     2.16. “Employee” means any person designated as an employee of the Company, a Subsidiary and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, a Subsidiary or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, a Subsidiary and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, a Subsidiary and/or an Affiliate during such period. As further provided in Section 19.4, for purposes of the Plan, upon approval by the Committee, the term Employee may also include Employees whose employment with the Company, a Subsidiary or an Affiliate has been terminated subsequent to being granted an Award under the Plan. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section.

      2.17. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

     2.18. “Fair Market Value” means the fair market value of the Shares as determined by the Committee by the reasonable application of such reasonable valuation method, consistently applied, as the Committee deems appropriate; provided, however, that, with respect to ISOs, for purposes of Section 6.3 and 6.9(c), such fair market value shall be determined subject to Section 422(c)(7) of the Code; provided further, however, that if the Shares are readily tradable on an established securities market, Fair Market Value on any date shall be the last sale price reported for the Shares on such market on such date or, if no sale is reported on such date, on the last date preceding such date on which a sale was reported. In each case, the Committee shall determine Fair Market Value in a manner that satisfies the applicable requirements of Code Section 409A.

     2.19. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

     2.20. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.

     2.21. “Grant Price” means the price established at the time of grant of an SAR pursuant to Article VII, used to determine whether there is any payment due upon exercise of the SAR.

     2.22. “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

     2.23. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

     2.24. “Non-Employee Director” means a Director who is not an Employee.

     2.25. “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

      2.26. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

     2.27. “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI.

      2.28. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.29. “Other Stock-Based Award” means an equity-based or equity-related Award described in Section 10.1, granted in accordance with the terms and conditions set forth in Article X.

      2.30. “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.

     2.31. “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

      2.32. “Performance Share” means an Award of a performance share granted to a Participant, as described in Article IX.

      2.33. “Performance Unit” means an Award of a performance unit granted to a Participant, as described in Article IX.

     2.34. “Period of Restriction” means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, as provided in Article VIII.

     2.35. “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

     2.36. “Qualified Change of Control” means a Change of Control that qualifies as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A(a)(2)(A)(v) of the Code.

      2.37. “Restricted Stock” means an Award granted to a Participant pursuant to Article VIII.

     2.38. “Restricted Stock Unit” means an Award, whose value is equal to a Share, granted to a Participant pursuant to Article VIII.

     2.39. “Retirement” means Termination of a Participant due to either (a) retirement in accordance with any employee pension benefit plan maintained by the Company that is intended to satisfy the requirements of Section 401(a) of the Code entitling such Participant to a full pension under such plan or (b) retirement with the consent of the Committee.

     2.40. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

     2.41. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

     2.42. “Share” means a share of common stock, par value $0.50 per share, of the Company (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.2) .

     2.43. “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Article VII.

     2.44. “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

     2.45. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company, a Subsidiary and/or an Affiliate or with which the Company, a Subsidiary and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company, a Subsidiary or an Affiliate, including a transaction described in Code Section 424(a).

     2.46. “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VII.

     2.47. “Termination” means the time when a Participant ceases the performance of services for the Company, any Affiliate or Subsidiary, as applicable, for any reason, with or without Cause, including a Termination by resignation, discharge, death, Disability or Retirement, but excluding (a) a Termination where there is a simultaneous reemployment (or commencement of service) or continuing employment (or service) of a Participant by the Company, Affiliate or any Subsidiary, (b) at the discretion of the Committee, a Termination that results in a temporary severance, and (c) at the discretion of the Committee, a Termination of an Employee that is immediately followed by the Participant’s service as a Non-Employee Director.

     ARTICLE III
ADMINISTRATION

     3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.

     3.2. Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall consist of not less than two (2) non-employee members of the Board, each of whom satisfies such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

     3.3. Authority of the Committee. The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

     select Employees, Non-Employee Directors and Consultants who may receive Awards under the Plan and become Participants;

     determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

      determine the sizes and types of Awards;

     determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

     grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate;

     grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

     make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including whether such Termination occurs by reason of Cause, Disability or Retirement or in connection with a Change of Control and whether a leave constitutes a Termination;

     construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

     establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

     establish and administer any performance goals in connection with any Awards, including performance criteria and applicable Performance Periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained;

     construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

     establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

      make all valuation determinations relating to Awards and the payment or settlement thereof;

     grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

     subject to the provisions of Article XV, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

     at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

     offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made;

     determine whether, and to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; and

     exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

     3.4. Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

     3.5. Discretionary Authority; Decisions Binding. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its shareholders, any Subsidiary or Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of a Subsidiary or Affiliate and such attorneys, consultants and accountants as the Committee may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

     3.6. Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Employee, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

     3.7. Delegation of Administration. Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE IV
SHARES SUBJECT TO THE PLAN

     4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.2, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be five million (5,000,000) Shares (the “Share Reserve”). For purposes of this Section 4.1, (a) each Share delivered pursuant to an Option shall reduce the Share Reserve by one (1) Share; (b) each Share subject to the exercised portion of a SAR (whether the distribution upon exercise is made in cash, Shares or a combination of cash and Shares) shall reduce the Share Reserve by one (1) Share; (c) each Share delivered pursuant to a Restricted Stock Unit Award, Performance Share Award, Performance Unit Award, or Other Stock-Based Award shall reduce the Share Reserve by one and one-half (1.5) Shares; (c) each Share delivered pursuant to a Restricted Stock Award without a purchase price, or with a per-share purchase price lower than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of such Restricted Stock Award, shall reduce the Share Reserve by one and one-half (1.5) Shares; (d) each Share delivered pursuant to a Restricted Stock Award with a per-share purchase price at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the grant date of such Restricted Stock Award shall reduce the Share Reserve by one (1) Share; and (e) to the extent that a distribution pursuant to an Award is made in cash, the Share Reserve shall be reduced by the number of Shares subject to the redeemed, paid or exercised portion of such Award. Subject to the immediately preceding sentence and, in the case of ISOs, any limitations applicable thereto under the Code, if any Shares are subject to an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised or satisfied, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, the Shares subject to such Award shall, to the extent of any such expiration, termination, cancellation or forfeiture, be available for delivery in connection with future Awards under the Plan. However, notwithstanding any other provisions of this Section 4.1 to the contrary, (i) Shares withheld or tendered to pay the exercise price or withholding taxes with respect to an outstanding Award shall not again be made available for issuance pursuant to Awards under the Plan, and (ii) the payment of cash dividends or Dividend Equivalents (whether in cash or Shares) in connection with Awards shall not reduce the Share Reserve. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be equal to the Share Reserve, as adjusted pursuant to this Section 4.1, but without application of the foregoing provisions of this sentence.

     4.2. Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the Shares or the capitalization of the Company), such as a reclassification, recapitalization, merger, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), issuance of warrants or rights, dividend or other distribution (whether in the form of cash, stock or other property), stock split or reverse stock split, spin-off, split-up, combination or exchange of shares, repurchase of shares, or other like change in corporate structure, partial or complete liquidation of the Company or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number, class and kind of securities which may be delivered under Section 4.1; the number, class and kind, and/or price (such as the Option Price of Options or the Grant Price of SARs) of securities subject to outstanding Awards; and other value determinations applicable to outstanding Awards; provided, however, that the number of Shares subject to any Award shall always be a whole number. The Committee, in its sole discretion, may also make appropriate adjustments and modifications in the terms of any outstanding Awards to reflect or related to any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of Performance Periods. Any adjustment, substitution or change pursuant to this Section 4.2 made with respect to an Award intended to be an Incentive Stock Option shall be made only to the extent consistent with such intent, unless the Committee determines otherwise. The Committee shall not make any adjustment pursuant to this Section 4.2 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. All determinations of the Committee as to adjustments or changes, if any, under this Section 4.2 shall be conclusive and binding on the Participants.

     4.3. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company, any Subsidiary or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of Shares or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, (iii) the occurrence of any capital change described in Section 4.2 or (iv) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Awards theretofore granted or the Option Price, Grant Price or purchase price per share applicable to any Award, unless the Committee shall determine, in its discretion, that an adjustment is necessary or appropriate.

ARTICLE V
ELIGIBILITY AND PARTICIPATION

     5.1. Eligibility. Employees, Non-Employee Directors and Consultants shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6.9(a).

     5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees, Non-Employee Directors and Consultants and shall determine the nature and amount of each Award.

ARTICLE VI
STOCK OPTIONS

     6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. The granting of an Option shall take place when the Committee by resolution, written consent or other appropriate action determines to grant such Option for a particular number of Shares to a particular Participant at a particular Option Price.

     6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan; provided that if an Award Agreement does not contain exercisability criteria, the Option governed by such Award Agreement shall become exercisable in equal parts on each of the first five (5) anniversaries of the date on which the Option was granted, subject to the other terms and conditions of the Award Agreement and the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

     6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 6.9(c), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2, in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

     6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant, subject to the respective last sentences of Sections 6.5 and 6.9(c) .

     6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant; provided, however, that no Option (unless it is a Substitute Award) may (a) become exercisable until the expiration of a period of at least six (6) months after the grant date of such Option or (b) become exercisable in full prior to three (3) years from the grant date of such Option, except in the event of the Optionee’s death, Disability or

Retirement or a Change of Control, or, with respect to clause (b) immediately preceding, other circumstances specified by the Committee. An Agreement may provide that the period of time over which an Option other than an ISO may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Optionee’s exercise of such Option would violate applicable securities laws; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such laws.

     6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVI. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering (either by actual delivery or attestation) unencumbered Shares previously acquired by the Participant exercising such Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, (c) by a combination of (a) and (b); or (d) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, a cashless (broker-assisted) exercise that complies with all applicable laws. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 19.10. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

     6.7. Rights as a Shareholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

     6.8. Termination of Employment or Service. Except as otherwise provided in the Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee or Non-Employee Director, and shall terminate immediately upon a Termination of the Participant. An Option shall cease to become newly exercisable upon a Termination of the holder thereof. Notwithstanding the immediately foregoing sentences, an Option may be exercised following Termination as provided below in this Section 6.8, unless otherwise provided in the Award Agreement:

     In the event a Participant ceases to be an Employee because of Retirement or ceases to be a Non-Employee Director because of voluntary resignation, the Participant shall have the right to exercise his or her Option, to the extent exercisable as of the date of such Retirement or voluntary resignation, respectively, at any time within one (1) year after Retirement or voluntary resignation, respectively.

     In the event a Participant ceases to be an Employee or Non-Employee Director due to Disability, the Option held by the Participant may be exercised, to the extent exercisable as of the date of such Termination, at any time within one (1) year after such Termination.

     In the event a Participant’s employment with or rendering of services as a Consultant to the Company or any Affiliate or Subsidiary or a Participant’s rendering of services as a Non-Employee Director to the Company ceases for reasons other than those described in subsections (a) or (b) immediately above and not due to Termination for

Cause, his or her Option, to the extent exercisable as of the date of such Termination, may be exercised at any time prior to the first (1st) anniversary of the date of such Termination.

     In the event a Participant dies either while an Employee, Consultant or Non-Employee Director or after Termination under circumstances described in subsections (a), (b) or (c) immediately above within the applicable time period described therein, any Options held by such Participant, to the extent such Options would have been exercisable in accordance with the applicable subsection of this Section 6.8 as of the date of the Participant’s death, may be exercised at any time within one (1) year after the Participant’s death by the Participant’s beneficiary or the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance, in accordance herewith.

      Notwithstanding the foregoing provisions of this Section 6.8 to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination, whether or not exercisable at the time of such Termination. Subsections (a), (b), (c) and (d) of this Section 6.8, and the immediately preceding sentence, shall be subject to the condition that in no event may an Option be exercised after a Participant’s Termination for Cause or after the expiration date of such Option specified in the applicable Award Agreement.

     6.9. Limitations on Incentive Stock Options.

     General. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

     $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

     Options Granted to Certain Shareholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

ARTICLE VII
STOCK APPRECIATION RIGHTS

     7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant an SAR (a) in connection and simultaneously with the grant of an Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

     7.2. Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date such Freestanding SAR is granted, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2. The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

     7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the related ISO; (b) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement; provided, however, that no SAR (unless it is a Substitute Award) may (a) become exercisable until the expiration of a period of at least six (6) months after the grant date of such SAR or (b) become exercisable in full prior to three (3) years from the grant date of such SAR, except in the event of the holder’s death, Disability or Retirement or a Change of Control, or, with respect to clause (b) immediately preceding, other circumstances specified by the Committee.

     7.5. Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

     7.6. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of any Tandem SAR shall be the same as the related Option and no SAR shall be exercisable more than ten (10) years after it is granted, subject to the last sentence of Section 6.5 in the case of a Tandem SAR.

     7.7. Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                    The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

                    The number of Shares with respect to which the SAR is exercised.

     Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR. At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

     7.8. Rights as a Shareholder. A Participant receiving a SAR shall have the rights of a Shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

     7.9. Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following such Participant’s Termination, subject to Section 6.8, as applicable to any Tandem SAR. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE VIII
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1. Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a shareholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee. Restricted Stock Units shall be similar to Restricted Stock, except no Shares are actually awarded to a Participant who is granted Restricted Stock Units on the date of grant, and such Participant shall have no rights of a shareholder with respect to such Restricted Stock Units.

     8.2. Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan. Any Restricted Stock Award must be accepted by the Participant within a period of ninety (90) days (or such shorter period as determined by the Committee at the time of award) after the award date, by executing such Restricted Stock Award Agreement and providing the Committee or its designee a copy of such executed Award Agreement and payment of the applicable purchase price of such Shares of Restricted Stock, if any, as determined by the Committee.

     8.3. Nontransferability of Restricted Stock. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

     8.4. Period of Restriction and Other Restrictions. The Period of Restriction shall lapse based on continuing service as a Non-Employee Director or Consultant or continuing employment with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement. The Period of Restriction applicable to any Shares of Restricted Stock or Restricted Stock Units, which do not constitute a Substitute Award, shall not lapse in full earlier than three (3) years from the date of grant of such Award, or, in the case of any Shares of Restricted Stock or Restricted Stock Units subject to performance-based conditions determining the entitlement to the Award or restricting the grant size, or the transfer or vesting of the Award, one (1) year from the date of grant, except in the event of the Participant’s death, Disability or Retirement or a Change of Control, or other circumstances specified by the Committee.

     8.5. Delivery of Shares, Payment of Restricted Stock Units. Subject to Section 19.10, after the last day of the Period of Restriction applicable to a Participant’s Shares of Restricted Stock, and after all conditions and restrictions applicable to such Shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant. After the last day of the Period of Restriction applicable to a Participant’s Restricted Stock Units, and after all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Restricted Stock Units shall be settled by delivery of Shares, a cash payment determined by reference to the then-current Fair Market Value of Shares or a combination of Shares and such cash payment as the Committee, in its sole discretion, shall determine, either by the terms of the Award Agreement or otherwise.

     8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates may contain an appropriate legend. The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

     8.7. Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units.

     8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Award Agreement, in the event of (a) any adjustment as provided in Section 4.2, or (b) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

     8.9. Termination of Employment or Service. Except as otherwise provided in this Section 8.9, during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

     8.10. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Restricted Stock Unit is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Restricted Stock Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE IX
PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

     9.1. Grant of Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Unit, Performance Share or Cash-Based Award entitles the Participant who receives such Award to receive Shares or cash upon the attainment of performance goals and/or satisfaction of other terms and conditions determined by the Committee when the Award is granted and set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Unit, Performance Share or Cash-Based Award shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

     9.2. Value of Performance Units, Performance Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units and Performance Shares and Cash-Based Awards that will be paid out to the Participant.

     9.3. Earning of Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units, Performance Shares or Cash-Based Awards shall be entitled to receive payment on the number and value of Performance Units, Performance Shares or Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or other terms and conditions have been achieved or satisfied. The Committee shall determine the extent to which any such pre-established performance goals and/or other terms and conditions of a Performance Unit, Performance Share or Cash-Based Award are attained or not attained following conclusion of the applicable Performance Period. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award. No Performance Units, Performance Shares or Cash-Based Awards shall be fully earned prior to one (1) year from the date of grant of any such Award, except in the event of the Participant’s death, Disability or Retirement or a Change of Control, or other circumstances specified by the Committee.

     9.4. Form and Timing of Payment of Performance Units, Performance Shares and Cash-Based Awards. Payment of earned Performance Units, Performance Shares and Cash-Based Awards shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units, Performance Shares or Cash-Based Awards as soon as practicable after the end of the Performance Period and following the Committee’s determination of actual performance against the performance goals and/or other terms and conditions established by the Committee. Such Shares may be granted subject to any restrictions imposed by the Committee, including pursuant to Section 19.10. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     9.5. Rights as a Shareholder. A Participant receiving a Performance Unit, Performance Share or Cash-Based Award shall have the rights of a shareholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant.

     9.6. Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units, Performance Shares and/or Cash-Based Award following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

     9.7. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Performance Unit, Performance Share and/or Cash-Based Award shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Performance Share, Performance Unit or Cash-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE X
OTHER STOCK-BASED AWARDS

     10.1. Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts (subject to Article IV) and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     10.2. Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

     10.3. Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash or Shares as the Committee determines. The full vesting or lapse of restrictions and limitations applicable to any Other Stock-Based Award shall not occur more rapidly than during the three (3) year period immediately following the date of grant of such Award, or, in the case of any Other Stock-Based Award subject to performance-based conditions determining the entitlement to the Award or restricting the grant size, the transfer of Shares or the vesting of the Award, one (1) year from the date of grant, except in the event of the Participant’s death, Disability or Retirement or a Change of Control, or other circumstances specified by the Committee.

     10.4. Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

     10.5. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Other Stock-Based Award shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Cash-Based Award or Other Stock-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE XI
DIVIDEND EQUIVALENTS

     Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 19.6. Dividend Equivalents may be credited as of the dividend payment dates, during the period between the date the Award is granted and the date the Award becomes payable or terminates or expires. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee. Unless the Award Agreement provides otherwise, Dividend Equivalents shall be paid to the Participant at least annually, not later than the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A). Any Dividend Equivalents that are accumulated and paid after the date specified in the preceding sentence shall be explicitly set forth in a separate arrangement that provides for the payment of the dividend equivalents at a time and in a manner that satisfies the requirements of Code Section 409A. No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

ARTICLE XII
TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

     12.1. Transferability of Incentive Stock Options. No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 12.3. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

     12.2. All Other Awards. Except as otherwise provided in Section 8.5 or Section 12.3 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to Section 12.1 and any applicable Period of Restriction; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the shareholders of the Company. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to Section 12.1 and any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 12.2 shall be void and unenforceable against the Company.

     12.3. General. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE XIII
RIGHTS OF PARTICIPANTS

     13.1. Rights or Claims. No individual shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, nothing contained in the Plan or in any Award Agreement shall be deemed to:

(a)	Give any Employee or Non-Employee Director the right to be retained in the service of the Company, an Affiliate and/or a Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b)	Restrict in any way the right of the Company, an Affiliate and/or a Subsidiary to terminate, change or modify any Employee’s employment or any Non-Employee Director’s service as a Director at any time with or without Cause;

(c)	Confer on any Consultant any right of continued relationship with the Company, an Affiliate and/or a Subsidiary, or alter any relationship between them, including any right of the Company or an Affiliate or Subsidiary to terminate, change or modify its relationship with a Consultant;

(d)	Give any Employee, Non-Employee Director or Consultant the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company, an Affiliate and/or a Subsidiary, nor be construed as limiting in any way the right of the Company, an Affiliate and/or a Subsidiary to determine, in its sole discretion, whether or not it shall pay any Employee, Non-Employee Director or Consultant bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(e)	Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

     13.2. Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Employee, Non-Employee Director or Consultant or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

     13.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the time of grant shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Subsidiary or Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award.

     13.4. No Effects on Benefits. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, arrangements or otherwise. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

     13.5. One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

ARTICLE IV
CHANGE OF CONTROL

     14.1. Treatment of Outstanding Awards. In the event of a Change of Control, unless otherwise specifically prohibited by any applicable laws, rules or regulations or otherwise provided in any applicable Award Agreement, as in effect prior to the occurrence of the Change of Control, specifically with respect to a Change of Control:

Immediately prior to the occurrence of such Change of Control, any and all Options, SARs and Other Stock-Based Awards (if applicable) which are outstanding shall immediately become fully exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the Award Agreement, and, in the event of a Participant’s Termination (including termination of employment or services with any successor of the Company, a Subsidiary or an Affiliate) under any circumstances during the one year period following the Change of Control, all Options, SARs and Other Stock-Based Awards (if applicable) held by such Participant (or such Participant’s beneficiary or transferee) shall remain exercisable at least until the first anniversary of such Termination or the expiration of the term of such Option, SAR or Other Stock-Based Award, if earlier.

     Immediately prior to the occurrence of such Change of Control, any restrictions, performance goals or other conditions applicable to Restricted Stock Units, Shares of Restricted Stock and Other Stock-Based Awards previously awarded to Participants shall be immediately canceled or deemed achieved, the Period of Restriction applicable thereto shall immediately terminate, and all restrictions on transfer, sale, assignment, pledge or other disposition applicable to any such Shares of Restricted Stock shall immediately lapse, notwithstanding anything to the contrary in the Plan or the Award Agreement.

     Immediately prior to the occurrence of such Change of Control, all Awards which are outstanding shall immediately become fully vested and nonforfeitable.

     The target payment opportunities attainable under any outstanding Awards of Performance Units, Performance Shares, Cash-Based Awards and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) immediately prior to the effective date of the Change of Control, unless actual performance exceeds the target, in which case actual performance shall be used. There shall be paid out to each Participant holding such an Award denominated in Shares, not later than five (5) days prior to the effective date of the Change of Control, a pro rata number of Shares (or the equivalent Fair Market Value thereof, as determined by the Committee, in cash) based upon an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used, and upon the length of time within the Performance Period which has elapsed prior to the Change of Control. Awards denominated in cash shall be paid pro rata to applicable Participants in cash within thirty (30) days following the effective date of the Change of Control, with the pro-ration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change of Control, and based on an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used.

     Any Award the payment or settlement of which was deferred under Section 19.6 or otherwise shall be paid or distributed immediately prior to the Change of Control, except as otherwise provided by the Committee in accordance with Section 14.1(f) .

     In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award shall be adjusted by substituting for each Share subject to such Award immediately prior to the transaction resulting in the Change of Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change of Control) received in such transaction by holders of Shares for each Share held on the closing or effective date of such transaction, in which event the aggregate Option Price or Grant Price, as applicable, of the Award shall remain the same; provided, however, that if such consideration received in such transaction is not solely stock of a successor, surviving or other corporation, the Committee may provide for the consideration to be received upon exercise or payment of an Award, for each Share subject to such Award, to be solely stock or other securities of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per-Share consideration received by holders of Shares in such transaction.

     In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award (or portion thereof) shall be converted into a right to receive cash, on or as soon as practicable following the closing date or expiration date of the transaction resulting in the Change of Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one Share, or, if higher, the highest Fair Market Value of a Share during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per-Share Option Price, Grant Price or outstanding unpaid purchase price, as applicable to the Award, multiplied by the number of Shares subject to such Award, or the applicable portion thereof.

     The Committee may, in its discretion, provide that an Award can or cannot be exercised after, or will otherwise terminate or not terminate as of, a Change of Control.

     14.2. No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.2 or 14.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Article XVI need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in Section 14.1, in no event may any Option or SAR be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Article XIV shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

     14.3. Termination, Amendment, and Modifications of Change of Control Provisions. Notwithstanding any other provision of the Plan (but subject to the limitations of Section 14.1(h), the last sentence of Section 15.1 and Section 15.2) or any Award Agreement provision, the provisions of this Article XIV may not be terminated, amended, or modified on or after the date of a Change of Control to materially impair any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.

     14.4. Compliance with Section 409A. Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, if a Change of Control that is not a Qualified Change of Control occurs, and payment or distribution of an Award constituting deferred compensation subject to Section 409A of the Code would otherwise be made or commence on the date of such Change of Control (pursuant to the Plan, the Award Agreement or otherwise), (a) the vesting of such Award shall accelerate in accordance with the Plan and the Award Agreement, (b) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Section 409A, and (c) in the event any such payment or distribution is deferred in accordance with the immediately preceding clause (b), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee. The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A. Additionally, the Committee shall not take any action pursuant to this Article XIV that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

ARTICLE XV
AMENDMENT, MODIFICATION, AND TERMINATION

     15.1. Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the shareholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:

(a)	except as is provided in Section 4.2, increase the maximum number of Shares which may be sold or awarded under the Plan;

(b)	except as is provided in Section 4.2, decrease the minimum Option Price or Grant Price requirements of Sections 6.3 and 7.2, respectively;

(c)	change the class of persons eligible to receive Awards under the Plan;

(d)	extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable; or

(e)	otherwise require shareholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).

     In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) except as is provided in Section 4.2, but notwithstanding any other provisions of the Plan, neither the Board nor the Committee may take any action: (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or Grant Price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or Grant Price, or that has an economic effect that is the same as any such reduction or cancellation; (2) to cancel an outstanding Option or SAR having an Option Price or Grant Price above the then-current Fair Market Value of the Shares in exchange for the grant of another type of Award or (3) to amend the minimum exercisability or vesting provisions of Sections 6.5, 7.4, 8.4, 9.3 and 10.3 to shorten or decrease such provisions, without, in each such case, first obtaining approval of the shareholders of the Company of such action.

     15.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to an Award intended to be an ISO shall be made only to the extent consistent with such intent, unless the Board or the Committee determines otherwise. Additionally, neither the Board nor the Committee shall not make any adjustment pursuant to this Article XV that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

ARTICLE XVI
TAX WITHHOLDING AND OTHER TAX MATTERS

     16.1. Tax Withholding. The Company and/or any Subsidiary or Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company, as determined in the Committee’s discretion, for the satisfaction of any tax obligations that arise by reason of any such payment or distribution. The Company shall not be required to make any payment or distribution under or relating to the Plan or any Award until such obligations are satisfied or such arrangements are made, as determined by the Committee in its discretion.

     16.2. Withholding or Tendering Shares. Without limiting the generality of Section 16.1, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

     16.3. Restrictions. The satisfaction of tax obligations pursuant to this Article XVI shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

     16.4. Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

     16.5. Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any Subsidiary or Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

     16.6. No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

ARTICLE XVII
LIMITS OF LIABILITY; INDEMNIFICATION

     17.1. Limits of Liability.

     Any liability of the Company or a Subsidiary or Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

     None of the Company, any Subsidiary, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

     The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

     17.2. Indemnification. Subject to the requirements of Marshall Islands law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

ARTICLE XVIII
SUCCESSORS

     18.1. General. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XIX
MISCELLANEOUS

     19.1. Drafting Context. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.

     19.2. Forfeiture Events.

     Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Agreement) that a Participant’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment in the event of the Participant’s Termination for Cause or due to voluntary resignation; serious misconduct; violation of the Company’s or a Subsidiary’s or Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary or Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or any Subsidiary or Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or any Subsidiary or Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Participant is then an Employee, Non-Employee Director or Consultant). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its good faith discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Participant’s outstanding Awards pending an investigation of the matter.

     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.

     19.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.4. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an Employee from the Company to an Affiliate or Subsidiary (or, for purposes of any ISO granted under the Plan, only a Subsidiary), or vice versa, or from one Affiliate or

Subsidiary to another (or in the case of an ISO, only from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a Termination of the Employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code). The Committee shall have the discretion to determine the effects upon any Award, upon an individual’s status as an Employee, Non-Employee Director or Consultant for purposes of the Plan (including whether a Participant shall be deemed to have experienced a Termination or other change in status) and upon the exercisability, vesting, termination or expiration of any Award in the case of: (a) any Participant who is employed by an entity that ceases to be an Affiliate or Subsidiary (whether due to a spin-off or otherwise), (b) any transfer of a Participant between locations of employment with the Company, an Affiliate, and/or Subsidiary or between the Company, an Affiliate or Subsidiary or between Affiliates or Subsidiaries, (c) any leave of absence of a Participant, (d) any change in a Participant’s status from an Employee to a Consultant or a Non-Employee Director, or vice versa; and (e) upon approval by the Committee, any Employee who experiences a Termination but becomes employed by a partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate or Subsidiary, subject, in each case, to the requirements of Code Section 422 applicable to any ISOs and Code Section 409A applicable to any Options and SARs.

     19.5. Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.

     19.6. Deferrals. To the extent provided in the Award Agreement, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of the Period of Restriction or other restrictions with respect to Restricted Stock or the payment or satisfaction of Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards or Other Stock-Based Awards. If any such deferral election is required or permitted, (a) such deferral shall represent an unfunded and unsecured obligation of the Company and shall not confer the rights of a shareholder unless and until Shares are issued thereunder; (b) the number of Shares subject to such deferral shall, until settlement thereof, be subject to adjustment pursuant to Section 4.2; and (c) the Committee shall establish rules and procedures for such deferrals and payment or settlement thereof, which may be in cash, Shares or any combination thereof, and such deferrals may be governed by the terms and conditions of any deferred compensation plan of the Company or Affiliate specified by the Committee for such purpose. Notwithstanding any provisions of the Plan to the contrary, in no event shall any deferral under this Section 19.6 be permitted if the Committee determines that such deferral would result in the imposition of additional tax under Code Section 409A of the Code.

     19.7. Loans. The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to any such Participant; provided, however, that the Company shall not extend loans to any Participant if prohibited by law or the rules of any stock exchange or quotation system on which the Company’s securities are listed. The terms and conditions of any such loan shall be established by the Committee.

     19.8. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary or Affiliate, or prevent or limit the right of the Company or any Subsidiary or Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

     19.9. Section 16 of Exchange Act. Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

     19.10. Requirements of Law; Limitations on Awards.

     The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate.

     Upon termination of any period of suspension under this Section 19.10, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

     The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

     An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     19.11. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

     19.12. Governing Law. Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related Plan and Award provisions shall be construed, under the laws of the Marshall Islands, the Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

     19.13. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

     19.14. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

     19.15. Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     19.16. No Fractional Shares. An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award. No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.

     19.17. Deferred Compensation. If any Award would be considered deferred compensation as defined under Code Section 409A and would fail to meet the requirements of Code Section 409A, then such Award shall be null and void; provided, however, that the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or a subplan which (in each case) meets the requirements of Code Section 409A. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A.

     19.18. Participants Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices of countries other than the United States in which the Company, any Affiliate, and/or any Subsidiary operates or has Employees, Non-Employee Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)	Determine which Employees, Non-Employee Directors and/or Consultants outside the United States are eligible to participate in the Plan;

(c)	Grant Awards (including substitutes for Awards), and modify the terms and conditions of any Awards, on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are non-United States nationals or employed outside the United States, or otherwise to comply with applicable non-United States laws or conform to applicable requirements or practices of jurisdictions outside the United States;

(d)	Establish subplans and adopt or modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 19.18 by the Committee shall be attached to the Plan as appendices; and

(e)	Take any action, before or after an Award is made, that the Committee, in its discretion, deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any applicable law.

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OMI CORPORATION

Notice of
Annual Meeting
and
Proxy Statement
Annual Meeting
of Stockholders
April 27, 2006
9:00 A.M.
One Station Place
Stamford, Connecticut

ANNUAL MEETING OF STOCKHOLDERS OF

OMI CORPORATION

April 27, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detachand mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE | x |

1. FOR election of the following two CLASS II directors for a three-year				FOR	AGAINST	ABSTAIN
term, each to hold office until his or her successor shall be elected and			2. Ratification of the Appointment of Deloitte & Touche LLP	[ ]	[ ]	[ ]
qualified:			as auditors of the Corporation for the year 2006.
NOMINEES
[ ] FOR ALL NOMINEES	O	Craig H. Stevenson, Jr.
	O	James D. Woods
[ ] WITHHOLD AUTHORITY			3. Approval of the OMI Corporation 2006 Incentive	[ ]	[ ]	[ ]
FOR ALL NOMINEES			Compensation Plan.

[ ] FOR ALL EXCEPT			This Proxy, when properly executed, will be voted in the
(See instructions below)			manner directed herein by the undersigned stockholder. If
no such directions are given with respect to all or some
items, as to such items this Proxy will be voted FOR
Proposals 1, 2, and 3.

The Board of Directors recommends a vote FOR all nominees in
Proposal 1 and FOR Proposals 2 and 3.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
[ ]	Please check here if you plan to attend the meeting. [ ]

Signature of Stockholder ______________________________ Date: ________________ Signature of Stockholder ______________________________ Date: ________________

Note:
This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title and authority as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

OMI CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned stockholder of OMI CORPORATION (the ''Corporation'') does hereby constitute FREDRIC S. LONDON and KATHLEEN C. HAINES, and each of them, attorneys and proxies with full power of substitution to each, for and in the name of the undersigned and with all the powers the undersigned would possess if personally present, to vote all the shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of Stockholders of the Corporation, to be held at One Station Place, Stamford, Connecticut 06902 on Thursday, April 27, 2006 at 9:00 A.M., on all matters as may properly come before the meeting, as set forth in the Notice of Annual Meeting of Stockholders dated March 15, 2006 and at any and all adjournments or postponements thereof.

     The Board of Directors recommends that stockholders vote FOR the election of the nominees for directors, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors and FOR the approval of the OMI Corporation 2006 Incentive Compensation Plan. If no specification is made as to any proposal, the shares will be voted FOR the election of the nominees for directors, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors and FOR the approval of the OMI Corporation 2006 Incentive Compensation Plan.

(Continued and to be signed on the reverse side)

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